Exhibit 21

Legal Name	State
American Imaging Management, Inc. (d/b/a AIM Specialty Health)	Illinois
AMERIGROUP Arizona, Inc.	Arizona
AMERIGROUP Community Care of New Mexico, Inc.	New Mexico
AMERIGROUP Corporation (d/b/a AMERIGROUP CORPORATION; AGP Corporation; AMGP; AMGP Corporation; AMGP Missouri, Inc.; Amerigroup)	Delaware
AMERIGROUP Florida, Inc. (d/b/a AMERIGROUP Community Care)	Florida
Amerigroup Insurance Company	Texas
Amerigroup Kansas, Inc.	Kansas
AMERIGROUP Louisiana, Inc. (d/b/a AMERIGROUP Community Care; Amerigroup Community Care)	Louisiana
AMERIGROUP Maryland, Inc. (d/b/a AMERIGROUP Community Care)	Maryland
AMERIGROUP Nevada, Inc. (d/b/a AMERIGROUP Community Care)	Nevada
AMERIGROUP New Jersey, Inc. (d/b/a AMERIGROUP Community Care)	New Jersey
AMERIGROUP New York, LLC (HealthPlus Amerigroup; HealthPlus, an Amerigroup Company; AMERIGROUP Community Care)	New York
AMERIGROUP Ohio, Inc. (d/b/a AMERIGROUP Community Care)	Ohio
AMERIGROUP Pennsylvania, Inc.	Pennsylvania
Amerigroup Services, Inc.	Virginia
AMERIGROUP Tennessee, Inc. (d/b/a AMERIGROUP Community Care)	Tennessee
AMERIGROUP Texas, Inc. (d/b/a AMERIGROUP Community Care)	Texas
AMERIGROUP Washington, Inc.	Washington
AMGP Georgia Managed Care Company, Inc. (d/b/a AMERIGROUP; AMERIGROUP Community Care; AMERIGROUP Georgia; AMGP Georgia)	Georgia
Anthem, Inc.	Indiana
Anthem Blue Cross Life and Health Insurance Company	California
Anthem Financial, Inc.	Delaware
Anthem Health Insurance Company of Nevada	Nevada
Anthem Health Plans of Kentucky, Inc. (d/b/a Anthem Blue Cross and Blue Shield)	Kentucky
Anthem Health Plans of Maine, Inc. (d/b/a Anthem Blue Cross and Blue Shield and Associated Hospital Service)	Maine
Anthem Health Plans of New Hampshire, Inc. (d/b/a Anthem Blue Cross and Blue Shield)	New Hampshire
Anthem Health Plans of Virginia, Inc. (d/b/a Anthem Blue Cross and Blue Shield)	Virginia
Anthem Health Plans, Inc. (d/b/a Anthem Blue Cross and Blue Shield)	Connecticut
Anthem Holding Corp. (d/b/a Anthem Properties, Inc.)	Indiana
Anthem Insurance Companies, Inc. (d/b/a Anthem Blue Cross and Blue Shield)	Indiana
Anthem Kentucky Managed Care Plan, Inc. (d/b/a Anthem Blue Cross and Blue Shield Medicaid)	Kentucky
Anthem Life & Disability Insurance Company	New York - DOI
Anthem Life Insurance Company	Indiana
Anthem Southeast, Inc.	Indiana
Anthem UM Services, Inc.	Indiana
Anthem Workers' Compensation, LLC	Indiana
Arcus Enterprises, Inc.	Delaware
ARCUS HealthyLiving Services, Inc.	Indiana
Associated Group, Inc.	Indiana

Legal Name	State
ATH Holding Company, LLC	Indiana
Better Health, Inc.	Florida
Blue Cross and Blue Shield of Georgia, Inc. (d/b/a Anthem Blue Cross and Blue Shield)	Georgia
Blue Cross Blue Shield Healthcare Plan of Georgia, Inc. (d/b/a Anthem Blue Cross and Blue Shield)	Georgia
Blue Cross Blue Shield of Wisconsin (d/b/a Anthem Blue Cross and Blue Shield)	Wisconsin
Blue Cross of California (d/b/a Anthem Blue Cross)	California
Blue Cross of California Partnership Plan, Inc.(d/b/a Anthem Blue Cross Partnership Plan)	California
CareMore Health Group, Inc.	Delaware
CareMore Health Plan	California
CareMore Health Plan of Arizona, Inc.	Arizona
CareMore Health Plan of Colorado, Inc.	Colorado
CareMore Health Plan of Georgia, Inc.	Georgia
CareMore Health Plan of Nevada	Nevada
CareMore Health Plan of Texas, Inc.	Texas
CareMore Health System	California
CareMore Holdings, Inc.	Delaware
CareMore IPA of New York, LLC	New York
CareMore Medical Management Company, a California Limited Partnership	California
CareMore Services Company, LLC	Indiana
CareMore, LLC	Indiana
Cerulean Companies, Inc.	Georgia
Claim Management Services, Inc.(d/b/a Anthem Blue Cross and Blue Shield)	Wisconsin
CMMC Holding Company, LLC	Delaware
Community Insurance Company (d/b/a Anthem Blue Cross and Blue Shield)	Ohio
Compcare Health Services Insurance Corporation (d/b/a Anthem Blue Cross and Blue Shield)	Wisconsin
Crossroads Acquisition Corp.	Delaware
DeCare Analytics, LLC	Minnesota
DeCare Dental Health International, LLC	Minnesota
DeCare Dental Insurance Ireland, Ltd.	Ireland
DeCare Dental Networks, LLC	Minnesota
DeCare Dental, LLC	Minnesota
DeCare Operations Ireland, Limited	Ireland
DeCare Systems Ireland, Limited	Ireland
Designated Agent Company, Inc. (d/b/a Access Insurance Agency, Inc.)	Kentucky
EHC Benefits Agency, Inc.	New York
Empire HealthChoice Assurance, Inc. (d/b/a Empire Blue Cross; Empire Blue Cross Blue Shield)	New York - DOI
Empire HealthChoice HMO, Inc. (d/b/a Empire Blue Cross HMO; Empire Blue Cross Blue Shield HMO)	New York
Forty-Four Forty-Four Forest Park Redevelopment Corporation	Missouri
Golden West Health Plan, Inc.	California
Government Health Services, L.L.C.	Wisconsin
Greater Georgia Life Insurance Company (d/b/a Anthem Life)	Georgia
Health Core, Inc.	Delaware
Health Management Corporation (d/b/a LiveHealth Online; HMC of Virginia; Health Management of Virginia)	New York

Legal Name	State
Health Ventures Partner, L.L.C.	Illinois
HealthKeepers, Inc.	Virginia
HealthLink HMO, Inc. (d/b/a HealthLink HMO)	Missouri
HealthLink, Inc.	Illinois
Healthy Alliance Life Insurance Company (d/b/a Anthem Blue Cross and Blue Shield)	Missouri
HMO Colorado, Inc. (d/b/a HMO Colorado; HMO Nevada)	Colorado
HMO Missouri, Inc. (d/b/a Amerigroup Missouri; Anthem Blue Cross and Blue Shield)	Missouri
Imaging Management Holdings, LLC	Delaware
Imaging Providers of Texas	Texas
Matthew Thornton Health Plan, Inc.	New Hampshire
Meridian Resource Company, LLC	Wisconsin
National Government Services, Inc. (d/b/a NGS of Indiana)	Indiana
National Telehealth Network, LLC	Delaware
OneNation Insurance Company (d/b/a Anthem Alliance Health Insurance Company)	Indiana
Park Square Holdings, Inc.	California
Park Square I, Inc.	California
Park Square II, Inc.	California
PHP Holdings, Inc.	Florida
R & P Realty, Inc.	Missouri
Resolution Health, Inc.	Delaware
RightCHOICE Managed Care, Inc. (d/b/a RightCHOICE Benefit Administrators; Anthem Blue Cross and Blue Shield)	Delaware
Rocky Mountain Hospital and Medical Service, Inc.(d/b/a Anthem Blue Cross and Blue Shield)	Colorado
SellCore, Inc. (d/b/a SellCore Insurance Services, Inc.)	Delaware
Simply Healthcare Holdings, Inc.	Florida
Simply Healthcare Plans, Inc. (d/b/a Clear Health Alliance)	Florida
Southeast Services, Inc.	Virginia
State Sponsored Business UM Services, Inc.	Indiana
The Anthem Companies of California, Inc.	California
The Anthem Companies, Inc.	Indiana
TrustSolutions, LLC	Wisconsin
UNICARE Health Plan of Kansas, Inc.	Kansas
UNICARE Health Plan of West Virginia, Inc.	West Virginia
UNICARE Health Plans of Texas, Inc.	Texas
UNICARE Illinois Services, Inc.	Illinois
UniCare Life & Health Insurance Company	Indiana
UNICARE National Services, Inc.	Delaware
UniCare Specialty Services, Inc.	Delaware
UtiliMED IPA, Inc.	New York
WellPoint Acquisition, LLC	Indiana
WellPoint Behavioral Health, Inc.	Delaware
WellPoint California Services, Inc.	Delaware
WellPoint Dental Services, Inc.	Delaware
WellPoint Holding Corp.	Delaware
WellPoint Information Technology Services, Inc.	California
WellPoint Insurance Services, Inc.	Hawaii

Legal Name	State
WellPoint Military Care Corporation	Indiana
WellPoint Partnership Plan, LLC	Illinois
WPMI (Shanghai) Enterprise Service Co., Ltd.	China
WPMI, LLC	Delaware